                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2003, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June, 2003.

                                                /s/ JAMES L. BARKSDALE
                                                --------------------------
                                                James L. Barksdale


STATE OF TENNESSEE

COUNTY OF SHELBY


     I, Anne R. Coleman, a Notary Public in and for said County, in the aforesaid State, do hereby certify that James L. Barksdale, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                /s/ ANNE R. COLEMAN
                                                --------------------------
                                                Notary Public

My Commission Expires:

10-11-2005
---------------------

484818.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2003, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of June, 2003.

                                                /s/ AUGUST A. BUSCH IV
                                                --------------------------
                                                August A. Busch IV


STATE OF MISSOURI

COUNTY OF ST. LOUIS


     I, Theresa L. Butler, a Notary Public in and for said County, in the aforesaid State, do hereby certify that August A. Busch IV, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                /s/ THERESA L. BUTLER
                                                --------------------------
                                                Notary Public

My Commission Expires:

3-19-2004
---------------------

484818.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2003, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of June, 2003.

                                                /s/ RALPH D. DENUZIO
                                                --------------------------
                                                Ralph D. DeNunzio


STATE OF NEW YORK

COUNTY OF NEW YORK


     I, Bonnie A. Zitofsky, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Ralph D. DeNunzio, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                /s/ BONNIE A. ZITOFSKY
                                                --------------------------
                                                Notary Public

My Commission Expires:

11/30/2005
---------------------

484818.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2003, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of June, 2003.

                                                /s/ JOHN A. EDWARDSON
                                                --------------------------
                                                John A. Edwardson


STATE OF TENNESSEE

COUNTY OF SHELBY


     I, Anne R. Coleman, a Notary Public in and for said County, in the aforesaid State, do hereby certify that John A. Edwardson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                /s/ ANNE R. COLEMAN
                                                --------------------------
                                                Notary Public

My Commission Expires:

10-11-2005
---------------------

484818.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2003, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of June, 2003.

                                                /s/ JUDITH L. ESTRIN
                                                --------------------------
                                                Judith L. Estrin


STATE OF CALIFORNIA

COUNTY OF SANTA CLARA


     I, Amanda T. Woo, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Judith L. Estrin, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

                                                /s/ AMANDA T. WOO
                                                --------------------------
                                                Notary Public

My Commission Expires:

January 5, 2007
---------------------

484818.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2003, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June, 2003.

                                                /s/ F. SHERIDAN GARRISON
                                                --------------------------
                                                F. Sheridan Garrison


STATE OF ARKANSAS

COUNTY OF BOONE


     I, Patsy J. McCutcheon, a Notary Public in and for said County, in the aforesaid State, do hereby certify that F. Sheridan Garrison, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                /s/ PATSY J. MCCUTCHEON
                                                --------------------------
                                                Notary Public

My Commission Expires:

July 10, 2010
---------------------

484818.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2003, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of June, 2003.

                                                /s/ PHILIP GREER
                                                --------------------------
                                                Philip Greer


STATE OF CALIFORNIA

COUNTY OF NAPA


     I, Cynthia Joy Engel-Hurley, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Philip Greer, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                /s/ CYNTHIA JOY ENGEL-HURLEY
                                                ----------------------------
                                                Notary Public

My Commission Expires:

September 17, 2005
---------------------

484818.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2003, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June, 2003.

                                                /s/ J. R. HYDE, III
                                                --------------------------
                                                J. R. Hyde, III


STATE OF TENNESSEE

COUNTY OF SHELBY


     I, Laurie Lindsley, a Notary Public in and for said County, in the aforesaid State, do hereby certify that J. R. Hyde, III, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                /s/ LAURIE LINDSLEY
                                                --------------------------
                                                Notary Public

My Commission Expires:

January 11, 2006
---------------------

484818.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2003, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of June, 2003.

                                                /s/ SHIRLEY ANN JACKSON
                                                --------------------------
                                                Shirley Ann Jackson


STATE OF NEW YORK

COUNTY OF BROOME


     I, Patrice M. DeCoster, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Shirley Ann Jackson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

                                                /s/ PATRICE M. DECOSTER
                                                --------------------------
                                                Notary Public

My Commission Expires:

August 25, 2005
---------------------

484818.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2003, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of July, 2003.

                                                /s/ GEORGE J. MITCHELL
                                                --------------------------
                                                George J. Mitchell


WASHINGTON

DISTRICT OF COLUMBIA


     I, Victoria Wolf, a Notary Public in and for said County, in the aforesaid State, do hereby certify that George J. Mitchell, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                /s/ VICTORIA K. WOLF
                                                --------------------------------
                                                Notary Public

My Commission Expires:


8/31/07

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2003, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June, 2003.

                                                /s/ JOSHUA I. SMITH
                                                --------------------------
                                                Joshua I. Smith


WASHINGTON

DISTRICT OF COLUMBIA


     I, Betty J. Griffith, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Joshua I. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                /s/ BETTY J. GRIFFITH
                                                --------------------------
                                                Notary Public

My Commission Expires:

June 14, 2007
---------------------

484818.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2003, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of June, 2003.

                                                /s/ PAUL S. WALSH
                                                --------------------------
                                                Paul S. Walsh


UNITED KINGDOM OF GREAT BRITAIN

ENGLAND CITY OF LONDON


     I, James Kerr Milligan, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Paul S. Walsh, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                /s/ JAMES KERR MILLIGAN
                                                --------------------------
                                                Notary Public

My Commission Expires:

Life
---------------------

484818.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2003, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June, 2003.

                                                /s/ PETER S. WILLMOTT
                                                --------------------------
                                                Peter S. Willmott


STATE OF ILLINOIS

COUNTY OF WILL


     I, Rose Marie Erwin, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Peter S. Willmott, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                /s/ ROSE MARIE ERWIN
                                                --------------------------
                                                Notary Public

My Commission Expires:

6-24-2006
---------------------

484818.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, the principal financial officer of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2003, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of June, 2003.

                                                /s/ ALAN B. GRAF, JR.
                                                --------------------------
                                                Alan B. Graf, Jr.


STATE OF TENNESSEE

COUNTY OF SHELBY


     I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                /s/ MARY T. BRITT
                                                --------------------------
                                                Notary Public

My Commission Expires:

March 29, 2005
---------------------

484818.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, the principal executive officer and a director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer and director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2003, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of June, 2003.

                                                /s/ FREDERICK W. SMITH
                                                --------------------------
                                                Frederick W. Smith


STATE OF TENNESSEE

COUNTY OF SHELBY


     I, Anne R. Coleman, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                /s/ ANNE R. COLEMAN
                                                --------------------------
                                                Notary Public

My Commission Expires:

10-11-2005
---------------------

484818.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, the principal accounting officer of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith and Alan B. Graf, Jr., and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2003, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of July, 2003.

                                                /s/ JAMES S. HUDSON
                                                --------------------------
                                                James S. Hudson


STATE OF TENNESSEE

COUNTY OF SHELBY


     I, JOANN JONES, a Notary Public in and for said County, in the aforesaid State, do hereby certify that James S. Hudson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                /s/ JOANN JONES
                                                --------------------------
                                                Notary Public

My Commission Expires:

8-13-2003
---------------------

484818.1